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                                                                   Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 1 to Registration Statement of Armkel, LLC on Form S-4 of our report dated November 9, 2001 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP




Parsippany, New Jersey


December 21, 2001